Exhibit 10.3 Agency Agreement Addendium

ENERGIZ INTERNATIONAL INC.

ADDEDUM 2

This Addendum is made and entered into as of this may 5, 2010 (hereinafter referred to as "Effective Date") by and between:

ENERGIZ INTERNATIONAL Inc. (hereinafter referred to as "ENERGIZ") having its European office 33 avenue Duquesne 75007 Paris, France represented by Mr. Pierre Villeneuve its CEO on the one Part,

and

EEE ltd (hereinafter referred to as "AGENT"), having its head office, represented by Mr. David Brown its CEO on the other Part,

ENERGIZ and AGENT individually referred to as "Party" and collectively as "Parties".

WITNESSETH

WHEREAS ENERGIZ has signed an Agency agreement on December 16th 2009

THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

To extend to the agreement to November 30th 2010.

For ENERGIZ INTERNATIONAL                                                                           For AGENT

/s/ Pierre Villeneuve                                                                                                 /s/ David Brown
Name: Pierre Villeneuve                                                                                          Name: David Brown
Position: Managing Director                                                                                  Position: Managing Director